Supplement Dated August 25, 2014
To The Statement of Additional Information
Dated April 28, 2014

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

On page 81, in the section entitled, "Trustees and Officers of the Trust," please delete the current Interested Trustee information for Mark D. Nerud in its entirety and replace with the following:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Mark D. Nerud (47) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	118
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of the Adviser (01/2010 to present); President of the Adviser (01/2007 to present); Managing Board Member of Curian Capital, LLC (01/2011 to present) and Curian Clearing LLC (1/2011 to present); Managing Board Member of the Adviser (11/2000 to 11/2003) (01/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); President and Chief Executive Officer of other Investment Companies advised by Curian Capital, LLC (08/2014 to present); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (01/2000 to 12/2009)

Other Directorships Held by Trustee During Past 5 Years: None

1 Mr. Nerud is an "interested person" of the Trust due to his position with Jackson National Asset Management, LLC, the Adviser.
[2] The interested and disinterested Trustees are elected to serve for an indefinite term.

This Supplement is dated August 25, 2014.

(To be used with V3180 04/14 and V3180PROXY 04/14.)

CMX13673 08/14